SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


               Date of Report (Date of earliest event reported) :
                                December 8, 2004

                                      SPARTECH CORPORATION
             (Exact name of registrant as specified in its charter)

                                            DELAWARE
                 (State or other jurisdiction of incorporation)

                        1-5911                           43-0761773
              (Commission File Number)                (IRS Employer
     Identification No.)

        120 South Central Avenue, Suite 1700, Clayton, Missouri    63105
       (Address of principal executive offices)                (Zip Code)

                                           (314) 721-4242
              (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                              SPARTECH CORPORATION

                                    FORM 8-K



Item 1.01.  Entry into a Material Definitive Agreement.

A. Effective December 8, 2004 Spartech Corporation (the Company) entered into written Indemnification Agreements with a new director, Pamela F. Lenehan, and two new Vice Presidents, Donna F. Loop and Suzanne M. Riney. These agreements were identical in all material respects to the Indemnification Agreements previously entered into between the Company and its other directors and executive officers, respectively. The form of agreement is an exhibit to this Form 8-K.

B. Effective December 8, 2004 the Compensation Committee of the Company's Board of Directors approved standard forms of Incentive Stock Option and Nonqualified Stock Option awards to executive officers and other employees under the Company's 2004 Equity Compensation Plan. The Plan was approved by the
Company's stockholders at the March 2004 Annual Meeting. Copies of the approved forms are exhibits to this Form 8-K.

C. Effective December 8, 2004 the Governance Committee of the Company's Board of Directors approved a standard form of award of Restricted Stock Units to directors under the Company's 2004 Equity Compensation Plan. A copy of the approved form is an exhibit to this Form 8-K.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) On December 8, 2004 the Company's Board of Directors expanded the membership of the Board to nine members, and elected Pamela F. Lenehan as a Class B director to fill the vacancy thereby created, for a term expiring at the Company's 2007 Annual Meeting. The Board also named Ms. Lenehan to serve on the Audit Committee of the Board. There was no arrangement or understanding between Ms. Lenehan and any other persons pursuant to which Ms. Lenehan was selected as a director. There has been no transaction involving Ms. Lenehan reportable under Section 404(a) of Regulation S-K. A copy of the Press Release announcing Ms. Lenehan's election is an exhibit to this Form 8-K.







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                  Item 9.01.  Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number    Description

1.01(1) Form of Indemnification Agreement, filed as Exhibit 10.10 to the Company's Form 10-K filed with the Commission on January 17, 2003 and incorporated herein by reference.

1.01(2)  Form of Incentive Stock Option.

1.01(3)  Form of Nonqualified Stock Option.

1.01(4)  Form of Restricted Stock Unit Award.

5.02 Press Release announcing the election of Pamela F. Lenehan as a director of the Company.








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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SPARTECH CORPORATION



Date    December 13, 2004          By /s/ Randy C. Martin
                                      Randy C. Martin
                                      Executive Vice President -
                                        Corporate Development and
                                        Chief Financial Officer







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